Exhibit 10.1

Vindex Energy Corporation
300 Corporate Centre Drive
Scott Depot, WV 25560 - 304-760-2621

June 8, 2010

Via Certified Mail
Return Receipt Requested, Postage Prepaid

Douglas Coal Company
Attn: Mr. Christopher J. Polino, President
P. O. Box 230
Elkins, West Virginia  26241

Subject:
Notification of extension of Coal Lease And Mining Agreement (“Agreement”) (Lessee’s reference:  MDL-710-Vindex-Douglas) effective September 21, 1995 and recorded by Memorandum of Lease in Garret County, Maryland at Liber 662 Page 733, which lease was originally between Douglas Coal Company, Lessor, and Patriot Mining Company, Inc., Lessee, and subsequently assigned to Vindex Energy Corporation by Assignment Of Lease dated June 17, 2005

Dear Mr. Polino:

Pursuant to Article 17 of the Lease, Vindex Energy Corporation, on behalf of itself and its Assignor, Patriot Mining Company, Inc., hereby exercises its option to extend the term of the Lease for the additional five (5) year renewal term of September 21, 2010 through September 20, 2015.

If you should have any questions, please feel free to call.

Sincerely,

/s/ Christina T. Brumley

Christina T. Brumley
Assistant Secretary

cc:  Charles G. Snavely (via e-mail)
       Michael P. Moore (via e-mail)
       Samuel R. Kitts (via e-mail)
       James V. Lawson (via e-mail)